UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2008

CHINDEX INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

4340 EAST WEST HIGHWAY, SUITE 1100, BETHESDA, MARYLAND	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 7.01. Regulation FD Disclosure.

On May 13, 2008, Chindex International, Inc. (the “Company”) issued: (i) a press release announcing a conference call to discuss the Company’s fiscal 2008 year-end and fourth quarter financial results; (ii) a press release announcing that the Company will present at the Twenty-Ninth Annual Goldman Sachs Global Healthcare Conference; and (iii) a press release announcing the filing of a shelf registration, related strategy and guidance for fiscal 2009. A copy of each of the press releases is attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

The information contained in Item 7.01 of this Report and the exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act.

Statements made in this report relating to plans, strategies, objectives, economic performance and trends and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, the factors set forth under the heading “Risk Factors” in our annual report on Form 10-K for the year ended March 31, 2007, updates and additions to those “Risk Factors” in our interim reports on Form 10-Q, Forms 8-K and in other documents filed by us with the Securities and Exchange Commission from time to time. In particular, forward-looking statements made in this report are subject to risks and uncertainties such that there can be no assurances whatsoever: that the shelf registration statement will be declared effective or that if so will not require further filings with or accelerations by the SEC; that the healthcare business in China will continue to grow at recent or other anticipated rates; that any strategic opportunities will become available to the Company or, if pursued, will prove to be successful; that the shelf registration statement will provide actual benefits to the Company in achieving any such opportunities or such success; that any offering under the shelf registration statement will be consummated without dilution to stockholders; that the revenues or operating income as a percentage of revenues of the hospital division will increase in the amounts anticipated if at all; that either Chinese governmental approval processes regarding our product registrations or U.S. and German government-backed loan projects will be successfully completed or lead to profitable product sales; nor that the medical products division will return to profitability in the current year. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “potential”, or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We have no obligation to update these forward-looking statements.

Item 9.01                      Financial Statements and Exhibits

(c)         Exhibits

Exhibit Number	Description
99.1	Press Release of Chindex International, Inc., dated May 13, 2008
99.2	Press Release of Chindex International, Inc., dated May 13, 2008
99.3	Press Release of Chindex International, Inc., dated May 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 15, 2008

CHINDEX INTERNATIONAL, INC.

By:	/s/ Lawrence Pemble
Name: Lawrence Pemble
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press Release of Chindex International, Inc., dated May 13, 2008
99.2	Press Release of Chindex International, Inc., dated May 13, 2008
99.3	Press Release of Chindex International, Inc., dated May 13, 2008